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CHARTWELL INTERNATIONAL, INC.



September 20, 2000


Mr. James R. Stock
Stock Enterprises
2492 Rye Beach Lane, Suite 200
Las Vegas, NV  89012


RE:  EXTENSION OF CONTRACT BETWEEN
     STOCK ENTERPRISES AND CHARTWELL INTERNATIONAL, INC.


Dear Jim:

This letter confirms our understanding that you have agreed to extend the contract dated October 11, 1999 between Chartwell International, Inc. and Stock Enterprises, Inc. from October 11, 2000 through October 11, 2001.

Subject to approval by Chartwell's Board of Directors, Chartwell International, Inc. agrees to extend your option to purchase the Chartwell warrants to January 3, 2003. In addition, Chartwell agrees to accept a one year promissory note from you for the exercise of the warrants.

We look forward to working with you.


Sincerely,

/s/ Janice A. Jones

Dr. Janice A. Jones
Chair of the Board

JAJ/cs


Agreed, Approved & Understood:


/s/ James R. Stock
------------------------------------------
James R. Stock for Stock Enterprises, Inc.



           333 S. ALLISON PARKWAY, SUITE 100, LAKEWOOD, COLORADO 80226
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